Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

  RAREVIEW LONGEVITY INCOME GENERATION FUND

Retail Class	RLIGX
Institutional Class	RVIGX

Supplement dated June 27, 2017 to the Prospectus and Statement of Additional Information (“SAI”), dated October 31, 2016, as supplemented from time to time.

Effective immediately, the Fees and Expenses of the Fund table and Example section beginning on page one of the Rareview Longevity Income Generation Fund’s Prospectus is replaced with the following:

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held 90 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retail Class	Institutional Class
Management Fees	1.20%	1.20%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(1)
Shareholder Servicing Fee	0.15%	0.15%
All Remaining Other Expenses	1.05%	1.05%
Total Other Expenses	1.20%	1.20%
Acquired Fund Fees and Expenses (2)	1.57%	1.57%
Total Annual Fund Operating Expenses	4.22%	3.97%
Less: Fee Waiver and/or Expense Reimbursement(3)	(0.65)%	(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.57%	3.32%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available) because the financial statements include only the direct operating expenses incurred by the Fund. AFFE have been restated to reflect actual expenses from the Fund’s inception on November 1, 2016 to April 30, 2017, annualized for the Fund’s fiscal year.

(3)
Rareview Capital, LLC (“Rareview,” or, the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing plan fees, AFFE, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.75% of average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least October 18, 2018, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund within the three fiscal years from the date they were waived or paid, provided that the Fund is also able to make the repayment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for the first two years). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Retail Class	$360	$1,222
Institutional Class	$335	$1,150

Also effective immediately, the section entitled “Execution of Portfolio Transactions” section beginning on page B29 in the SAI is removed and replaced with the following:

The Advisor is authorized to determine the broker or dealer to be used for each securities transaction for the Fund. The Fund will not use an affiliated broker-dealer to execute trades on its behalf. In selecting brokers or dealers to execute transactions, the Advisor need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost.

The Advisor’s Chief Investment Officer evaluates and approves broker-dealers, generally considering the following characteristics of each broker-dealer: the price at which the trade will be executed; the ability to and cost of effecting the transaction; ease and speed of execution; reliability of the broker through past experience, including the brokers' or dealers' facilities, reputation, and financial strength; ability to work a large order without negatively affecting the market; block trading and block positioning capabilities; willingness to execute related or unrelated difficult transactions in the future; efficiency of execution and error resolution; special execution capabilities; quotation services; availability of stocks to borrow for short trades; custody, recordkeeping and similar services; confidentiality of trading activity; market intelligence regarding trading activity; and any research or investment management-related services and equipment provided by such brokers or dealers. In the case of fixed-income securities, the Advisor may also consider whether a broker provides the Advisor with liquidity and competitive pricing on smaller lots of bonds, as well as who is the lead manager on a new issue.

The Advisor seeks to achieve best execution when placing orders for securities. In seeking the best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of a broker-dealer’s services, including among others, execution capability, commission rates and responsiveness. Consistent with the foregoing, while the Advisor will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for client transactions. The Advisor monitors trade execution quarterly.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process.  The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e).  Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services.   Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms or trade affirmations.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the Advisor will allocate trades on a pro-rata basis to all accounts involved. All participants receiving securities from the aggregated ‘block trade’ will receive the average price. If the Advisor is trading with multiple brokers in the same security on the same day for multiple accounts, the Advisor will rotate such trades in a fair and equitable manner, as the Advisor will determine. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

The Fund has not paid brokerage commissions as it has not commenced operations as of the date of this SAI.

*   *   *   *   *

You should read this Supplement in conjunction with the Prospectus and the SAI.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund at 888-RVFUNDS (888-783-8637)

Please retain this Supplement for future reference